SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): December 7, 1999

                                WHX Corporation
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(Exact name of registrant as specified in its charter)


     Delaware                   1-2394             13-3768097
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(State or other jurisdiction    (Commission       (IRS Employer
   of incorporation)            File Number)   Identification No.)


                 110 East 59th Street, New York, New York 10022
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            Address of principal executive offices


Registrant's telephone number, including area code: (212) 355-5200

                                      N/A
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(Former name or former address, if changed since last report.)



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  Item 5.   Other Events.

          On December 7, 1999, WHX Corporation issued a press release, which is set forth as Exhibit 99.1 to this Current Report, announcing that its Board of Directors had set a meeting date and a record date for its 2000 Annual Stockholders Meeting. The Annual Meeting of Stockholders has been scheduled for March 15, 2000. The record date for stockholders entitled to vote at the meeting is January 24, 2000.




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
     Exhibit No.                            Exhibits
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     99.1                  Press Release of WHX Corporation dated December
                           7, 1999.


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

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         WHX Corporation


Dated: December 7, 1999                  By: /s/ Ronald LaBow
                                             ----------------------------------
                                         Name:   Ronald LaBow
                                         Title: Chairman of the Board


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